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                                 GOVERNOR FUNDS
                                 (THE "TRUST")

                                   PROSPECTUS

                       Supplement dated February 15, 2000
                      to Prospectus dated November 1, 1999

     Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

     The following replaces the first and second paragraphs of the section "Fund Management -- Portfolio Managers."

     William C. Martindale, Jr. is responsible for the day-to-day management of the Established Growth Fund's portfolio and the Aggressive Growth Fund's portfolio. Mr. Martindale has over 25 years of equity investment experience. Mr. Martindale also managed the corresponding CIF of the Aggressive Growth Fund since July 1, 1994. Mr. Martindale co-founded the Sub-Advisor in 1989 and serves as its Chief Investment Officer. Prior to 1989, Mr. Martindale served in various investment-related capacities with Dean Witter Reynolds.

     At a meeting of the Board of Trustees held on February 3, 2000, the Board of the Trust approved the liquidation of the Emerging Growth Fund. It is expected that the liquidation will be effected on or about March 31, 2000. The Emerging Growth Fund has begun and will continue to sell its portfolio securities and invest in short-term obligations and cash in order to effect the liquidation. Shareholders can redeem and exchange their shares of the Emerging Growth Fund at any time prior to liquidation.

     The Trust will no longer accept requests to purchase shares of the Emerging Growth Fund effective February 3, 2000. Consequently, the Lifestyle Growth Fund will not invest in additional shares of the Emerging Growth Fund.

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